UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2021
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 17, 2021, Post Holdings, Inc. (the “Company”) entered into a Second Amendment to Second Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Guarantee and Collateral Agreement (collectively, the “Amendment”) by and among the Company, as borrower, certain of the Company’s subsidiaries, as guarantors, the institutions constituting the Required Lenders (as defined in the Credit Agreement (as defined below)) and Barclays Bank PLC, as administrative agent.
The Amendment amends the Company’s Second Amended and Restated Credit Agreement, dated as of March 18, 2020 (as previously amended and as amended by the Amendment, the “Credit Agreement”) to, among other matters, replace the London Interbank Offered Rate (LIBOR) as a reference rate used for determining the interest rate applicable to borrowings under the Credit Agreement with a new comparable reference rate which, for loans denominated in U.S. dollars, and subject to the terms and conditions of the Credit Agreement, will be the secured overnight financing rate (SOFR).
The Amendment also amends the Credit Agreement to, among other things, facilitate the transactions (the "BellRing Transactions") associated with the Company’s previously announced plan to distribute a significant portion of its interest in BellRing Brands, Inc. (“BellRing”) to the Company’s shareholders (the “BellRing Separation”) as contemplated by that certain Transaction Agreement and Plan of Merger, dated as of October 26, 2021, by and among the Company, BellRing, BellRing Distribution, LLC, a wholly-owned subsidiary of the Company (“New BellRing”), and BellRing Merger Sub Corporation, a wholly-owned subsidiary of New BellRing. New BellRing will become the public parent company of BellRing and its subsidiaries upon completion of the BellRing Separation. Additional information with respect to the BellRing Separation is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2021 and in the Company’s Annual Report on Form 10-K filed with the SEC on November 19, 2021.
Among other provisions, the Amendment:
•permits the issuance by the Company of two short-term (up to 60 days) incremental term loans, each in an amount not to exceed $950.0 million, without any reduction in the Company’s incremental loan capacity under the Credit Agreement;
•permits the issuance by New BellRing of unsecured indebtedness not to exceed $950.0 million;
•permits the repayment of certain of the Company’s existing debt without utilizing certain financial exceptions (“baskets”) contained in the Credit Agreement; and
•permits the BellRing Separation without utilizing certain other Credit Agreement baskets.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Representations and warranties contained in the Amendment were made only for purposes of such agreement and as of the date specified therein; were solely for the benefit of the parties to such agreement; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations and warranties or any description thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in public disclosures by the Company.
Certain of the lenders under the Credit Agreement and other parties to the Amendment, or their affiliates, have provided, and may in the future provide, investment banking, commercial banking, broker dealer, financial advisory or other services for the Company, its subsidiaries and/or its affiliates, including BellRing and its subsidiaries, from time to time, for which they have received, or may in the future receive, customary compensation and fees and reimbursement of expenses.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by this reference.

Additional Information and Where to Find it
This filing does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed BellRing Transactions, New BellRing has filed a registration statement of New BellRing on Form S-4, which contains a prospectus of New BellRing and a preliminary proxy statement of BellRing, and intends to file other relevant information with the SEC, including a registration statement of New BellRing on Form S-4/S-1 in connection with the BellRing Separation. Each of BellRing and New BellRing expects to file amendments to these filings before they become effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES, PROXY STATEMENT AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, ANY AMENDMENTS TO THESE FILINGS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED BELLRING TRANSACTIONS. A definitive proxy statement will be sent to stockholders of BellRing seeking approval of the proposed BellRing Transactions and the BellRing Separation. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, Post’s website, www.postholdings.com, or BellRing’s website, www.bellring.com.
The BellRing Transactions and distribution of this filing may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made, directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.
Participants in the Solicitation
Post, BellRing, New BellRing and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BellRing’s stockholders with respect to the approvals required to complete the proposed BellRing Transactions. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed BellRing Transactions, by security holdings or otherwise, is set forth in the BellRing proxy statement filed with the SEC. Information regarding the directors and executive officers of Post is available in its definitive proxy statement, which was filed with the SEC on December 6, 2021. Information regarding the directors and executive officers of BellRing is available in its definitive proxy statement, which was filed with the SEC on January 20, 2021, and its preliminary proxy statement relating to the proposed BellRing Transactions, which was filed with the SEC on December 17, 2021. Free copies of these documents may be obtained as described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Second Amendment to Second Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Guarantee and Collateral Agreement, dated as of December 17, 2021, by and among Post Holdings, Inc., as borrower, certain of its subsidiaries, as guarantors, the institutions constituting the Required Lenders and Barclays Bank PLC, as administrative agent

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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